                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Under Rule 14a-12

                     CONSTELLATION INSTITUTIONAL PORTFOLIOS
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2)    Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)    Proposed maximum aggregate value of transaction:

         5)    Total fee paid:

[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

        2)     Form, Schedule or Registration Statement No.:

        3)     Filing Party:

        4)     Date Filed:

                CIP SANDS CAPITAL INSTITUTIONAL GROWTH PORTFOLIO

                       CIP JSAM LARGE CAP VALUE PORTFOLIO

                            CIP JSAM VALUE PORTFOLIO

                                EACH, A SERIES OF

                     CONSTELLATION INSTITUTIONAL PORTFOLIOS
                         1205 WESTLAKES DRIVE, SUITE 280
                           BERWYN, PENNSYLVANIA 19312

Dear Shareholder:

Enclosed is a Notice, Proxy Statement and proxy card for a Special Meeting of Shareholders (the "Special Meeting") of the above-referenced portfolios (each, a "Fund" and collectively, the "Funds"), each of which is a series of Constellation Institutional Portfolios (the "Trust"). The Special Meeting is scheduled for February 10, 2006. If you are a shareholder of record of a Fund as of the close of business on December 1, 2005, you are entitled to vote at the Special Meeting, and any adjournment of the Special Meeting, on a number of proposals to: (i) approve a new investment management agreement for each Fund;
(ii) approve new investment sub-advisory agreements for the Funds; and (iii) elect a board of trustees for the Trust (collectively, the "Proposals").

On November 18, 2005, Constellation Investment Management Company, LP, the current investment manager to each of the Funds, and certain of its affiliates (collectively, "CIMCO") entered into an agreement (the "Agreement") with Touchstone Advisors, Inc. ("Touchstone") pursuant to which Touchstone would acquire CIMCO's business as investment manager to the Funds (the "Transaction"). The Transaction is expected to be completed on or about February 15, 2006. The Transaction will result in the assignment of the management agreement currently in effect between CIMCO and the Trust, on behalf of the Funds (the "Current Management Agreement"), which will result in its automatic termination as required by applicable law. As a result, in anticipation of the Transaction, the Board of Trustees (the "Board") of the Trust has approved a new management agreement between Touchstone and the Trust, on behalf of each of the Funds (the "New Management Agreement"), pursuant to which Touchstone will effectively replace CIMCO as investment manager to the Funds. The Board's approval of Touchstone as investment manager to the Funds was made subject to the successful closing of the Transaction pursuant to the terms of the Agreement. In addition, the approval of Touchstone as investment manager with respect to each Fund is subject to approval of the New Management Agreement by the shareholders of that Fund.

The Transaction also will result in the automatic termination of each of the sub-advisory agreements currently in effect between CIMCO and the sub-advisers to the Funds (collectively, the "Current Sub-Advisory Agreements"). The Board has also approved new sub-advisory agreements between Touchstone and each of the current sub-advisers to the Funds (collectively, the "New Sub-Advisory Agreements"), each to become effective with respect to a Fund upon the successful closing of the Transaction pursuant to the terms of the Agreement and the approval by the shareholders of the Fund of the applicable New Sub-Advisory Agreement(s). Finally, the Board has considered and nominated four new Trustees (the "Board Nominees") for election to the Board of the Trust. Subject to the successful completion of the Transaction, all current members of the Trust's Board of Trustees will resign upon the election of the Board Nominees.

Based on information it received, the Board has determined it to be in the best interests of shareholders to approve, subject to the satisfaction of the contingencies discussed above, (i) the New Management Agreement, (ii) the New Sub-Advisory Agreements, and (iii) the Board Nominees to serve as trustees. The Board also recommended that the Proposals be submitted to shareholders for approval.

YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY. We have enclosed one or more proxy cards that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Special Meeting.

Thank you for your attention and consideration of this important proposal and for your investment in the Funds. If you need additional information, please call shareholder services at 1-800-304-2459.

Sincerely,



John H. Grady
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                CIP SANDS CAPITAL INSTITUTIONAL GROWTH PORTFOLIO

                       CIP JSAM LARGE CAP VALUE PORTFOLIO

                            CIP JSAM VALUE PORTFOLIO

                                EACH, A SERIES OF

                     CONSTELLATION INSTITUTIONAL PORTFOLIOS
                         1205 WESTLAKES DRIVE, SUITE 280
                           BERWYN, PENNSYLVANIA 19312

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 10, 2006

Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of the above-referenced portfolios (each, a "Fund" and collectively, the "Funds"), each of which is a series of Constellation Institutional Portfolios (the "Trust"), will be held at the offices of Constellation Investment Management Company, LP ("CIMCO"), 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312, on February 10, 2006 at 10:00 a.m. Eastern time.

At the Special Meeting, shareholders will be asked to:

         (1) approve a new investment management agreement for each Fund;

         (2) approve a new investment sub-advisory agreement for each Fund; and

         (3) elect a board of trustees of the Trust.

All shareholders are invited to attend the Special Meeting. However, if you are unable to attend the Special Meeting, you are requested to mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Special Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Special Meeting.

Shareholders of record at the close of business on December 1, 2005 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.


                                             By Order of the Board of Trustees


                                             ___________________________________
                                             John H. Grady
                                             President

                                             December [__], 2005

                CIP SANDS CAPITAL INSTITUTIONAL GROWTH PORTFOLIO

                       CIP JSAM LARGE CAP VALUE PORTFOLIO

                            CIP JSAM VALUE PORTFOLIO

                                EACH, A SERIES OF

                     CONSTELLATION INSTITUTIONAL PORTFOLIOS
                         1205 WESTLAKES DRIVE, SUITE 280
                           BERWYN, PENNSYLVANIA 19312

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 10, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Constellation Institutional Portfolios (the "Trust,") for use at a Special Meeting of Shareholders of the above-referenced portfolios (each, a "Fund" and collectively, the "Funds"), each of which is a series of the Trust, to be held on February 10, 2006 at 10:00 a.m., Eastern time at the offices of Constellation Investment Management Company, LP ("CIMCO"), 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the "Special Meeting"). Shareholders of record of the Funds as of the close of business on December 1, 2005 ("Record Date") are entitled to vote at the Special Meeting and will be asked to consider and act on the following proposals (each, a "Proposal" and collectively, the "Proposals"):

----------------------------------------------------------------------------------------------------------------------
PROPOSAL
NO:                               DESCRIPTION OF THE PROPOSAL:                             FUND(S) SOLICITED:
-------------- ------------------------------------------------------------------- -----------------------------------
      1        The approval of a new investment management agreement between the   All Funds
               Trust and Touchstone Advisors, Inc.
-------------- ------------------------------------------------------------------- -----------------------------------
    2(a)       The approval of a new sub-advisory agreement between Touchstone     CIP Sands Capital Institutional
               Advisors, Inc. and Sands Capital Management, LLC                    Growth Portfolio
-------------- ------------------------------------------------------------------- -----------------------------------
    2(b)       The approval of a new sub-advisory agreement between Touchstone     CIP JSAM Large Cap Value
               Advisors, Inc. and JS Asset Management, LLC                         Portfolio
-------------- ------------------------------------------------------------------- -----------------------------------
    2(c)       The approval of a new sub-advisory agreement between Touchstone     CIP JSAM Value Portfolio
               Advisors, Inc. and JS Asset Management, LLC
-------------- ------------------------------------------------------------------- -----------------------------------
      3        Election of a Board of Trustees                                     All Funds
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    INTRODUCTION TO PROPOSAL 1 AND PROPOSAL 2
--------------------------------------------------------------------------------

BACKGROUND INFORMATION. On November 18, 2005, CIMCO and certain of its affiliates entered into an agreement (the "Agreement") with Touchstone Advisors, Inc. ("Touchstone") pursuant to which Touchstone would acquire CIMCO's business as investment manager to the Funds (the "Transaction"). The Transaction is expected to be completed on or about February 15, 2006. The Transaction will result in the assignment of the investment management agreement currently in effect between CIMCO and the Trust, on behalf of the Funds (the "Current Management Agreement"). This assignment of the Current Management Agreement will result in its automatic termination pursuant to the terms of the Current Management Agreement and as required by applicable law. As a result, in anticipation of the Transaction, the Board of Trustees (the "Board") of the Trust has approved a new investment management agreement between Touchstone and the Trust, on behalf of the Funds (the "New Management Agreement"), pursuant to which Touchstone would effectively replace CIMCO as investment manager to the Funds. The Board's approval of Touchstone as investment manager to the Funds is subject to the successful closing of the Transaction pursuant to the terms of the Agreement. In addition, the approval of Touchstone as investment manager with respect to a Fund is subject to approval of the New Management Agreement by the shareholders of that Fund.

Similar to the effect on the Current Management Agreement, the Transaction will result in the automatic termination of each of the investment sub-advisory agreements currently in effect between CIMCO and the sub-advisers to the Funds (collectively, the "Current Sub-Advisory Agreements"). The Board has also approved new investment sub-advisory agreements between Touchstone and each of the current sub-advisers to the Funds (collectively, the "New Sub-Advisory Agreements"), each to become effective with respect to a Fund upon the successful closing of the Transaction pursuant to the terms of the Agreement and the necessary approval by the shareholders of the Funds of the New Sub-Advisory Agreements, respectively.

BOARD CONSIDERATIONS REGARDING THE NEW MANAGEMENT AGREEMENT. On September 16, 2005, CIMCO informed the Board that it had entered into a letter of intent with Touchstone to work toward a definitive agreement under the terms of which CIMCO would sell substantially all of its assets to Touchstone and propose to the Board that Touchstone replace CIMCO as investment manager to the Trust. To assist in its consideration of this proposal, the Board requested, through its independent legal counsel, and received from Touchstone, various written materials providing detailed information about: (a) the nature of Touchstone's investment management and other services proposed to be provided to the Funds, as well as those it currently provides to the Touchstone Strategic Trust, Touchstone Tax Free Trust, Touchstone Variable Series Trust and Touchstone Investment Trust (collectively, the "Touchstone Funds"); (b) Touchstone's investment management personnel, including its use of sub-advisers to manage the day-to-day investment operations of the Touchstone Funds and its intention to utilize the Funds' then-current sub-advisers, if approved, to serve as investment sub-advisers; (c) Touchstone's operations and financial condition;
(d) Touchstone's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level and structure of the management fees that Touchstone proposed to charge the Funds; (f) Touchstone's comprehensive compliance program and the qualifications of its chief compliance officer and compliance staff; (g) Touchstone's reputation, expertise and resources as an investment manager; and (h) its future plans for the Funds and Touchstone's past experience in successfully integrating other mutual funds into the Touchstone Funds.

After receiving and reviewing these materials, the Board held an in-person meeting on October 12, 2005 to further discuss the proposal to appoint Touchstone as investment manager to the Funds. Representatives from Touchstone attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. Touchstone elaborated upon its practice of utilizing sub-advisers for the day-to-day management of the Touchstone Funds' investments, similar to the structure currently used by CIMCO for the Funds, and discussed the manner in which it selected and exercised oversight over sub-advisers. Touchstone further discussed its affiliated entity that would be proposed to provide distribution services to the Funds in conjunction with Touchstone's appointment as investment manager. Touchstone provided information about the strength of its current capacity to successfully distribute the Funds to a broad investor base through its existing network of selling dealers and captive distribution force. Touchstone provided general information regarding its expected profitability from its relationship with the Funds, and the general complex-wide asset level which was necessary to financially support Touchstone's operational infrastructure. Touchstone also commented on the financial strength of its parent company and the commitment of the entire Touchstone organization to its mutual fund and asset management business. The Board also discussed Touchstone's sales charge structure and the fact that Touchstone represented that the current Fund shareholders would be grandfathered in the existing no load structure in the event of a future reorganization of the Funds into the Touchstone Funds. The Trustees then discussed the written materials that the Board received before the meeting and Touchstone's oral presentation and all other information that the Board received or discussed at the meeting.

The Board held another in-person meeting on October 21, 2005 to further consider the proposal to appoint Touchstone as investment manager to the Funds, at which time CIMCO provided additional information on the terms of the Agreement and the status of negotiations between CIMCO and Touchstone. The Board then deliberated on the proposal to appoint Touchstone as investment manager to the Funds in light of all the information it had received. The Independent Trustees (as defined in the section entitled "Other Information"), assisted by their independent legal counsel, met in executive session to discuss the Agreement and the proposal to approve Touchstone as the new investment manager for the Funds. After deliberating in executive session, the entire Board reconvened to discuss the anticipated benefits to the Funds and the shareholders that were expected as a result of the appointment of Touchstone as investment manager to the Funds. CIMCO also discussed various alternatives that it had considered in lieu of entering into the arrangement with Touchstone, as well as alternatives it would consider in the event that the Agreement was not consummated.

The Board unanimously determined that the proposal to approve Touchstone as the new investment manager for the Funds would be in the best interests of the shareholders and the Funds, subject to the successful closing of the Transaction pursuant to the terms of the Agreement. Further, the Board's approval of the New Management Agreement was made subject to its receipt of and the opportunity for its counsel to review a definitive form of the Agreement, as well as the execution thereof. At a telephonic meeting held on November 22, 2005, CIMCO informed the Board that the Agreement had been executed on November 18, 2005 between and among the various parties, in response to which the Board agreed that this condition of its approval of the New Management Agreement had been satisfied.

In determining whether to approve the New Management Agreement and to recommend its approval to shareholders, the Board considered, with the assistance of independent legal counsel, the following factors, in addition to all other information it deemed relevant, and drew the following conclusions:

  (i) CIMCO's decision to sell its investment management business and its proposal that the Board appoint Touchstone to succeed CIMCO as investment manager to the Funds, and its conclusion that CIMCO's actions appeared reasonable under the circumstances;

 (ii) the terms and conditions of the Agreement, and the Board's conclusion that the terms of the Agreement did not involve overreaching by either entity, nor would the consummation of the Transaction place an undue burden on the Funds and their shareholders;

(iii) the nature of Touchstone's investment management and other services proposed to be provided to the Funds, and the Board's conclusion that the intended scope of services were satisfactory and comparable to those currently provided by CIMCO;

 (iv) Touchstone's intention to continue to utilize the same group of sub-advisers currently responsible for the day-to-day management of the Funds' respective investments, as these may be modified by the Board subsequent to the date of the Agreement and the Board's conclusion that the preservation of continuity of management would be beneficial to shareholders;

   (v) the fees proposed to be paid to Touchstone pursuant to the terms of the New Management Agreement, and the Board's conclusion that the fees were reasonable in light of the services to be provided;

  (vi) the current and historic asset levels of the Funds, both individually and in the aggregate, and the Board's conclusion that asset levels were not of a sufficient magnitude as to represent a likelihood of economies of scale being realized in the near-term by Touchstone, and, thus, did not deem it necessary to make a determination as to whether the management fees proposed to be paid to Touchstone under the New Management Agreement made accommodations for such economies of scale;

 (vii) the reputation, financial strength and resources of Touchstone and its affiliates and the qualifications and experience of the investment management personnel at Touchstone, and the Board's conclusion that Touchstone demonstrated an institutional commitment to the success of its mutual funds, and that personnel resources were adequate based on Touchstone's use of a sub-adviser management model;

(viii) Touchstone's description of its substantial distribution resources, and the Board's conclusion that its distribution program, if successful, had the potential to benefit shareholders through the potential for increased Fund assets and potential economies that may result; and

  (ix) Touchstone's intention to bear all costs and expenses associated with obtaining shareholder approval of the Proposals, and the Board's conclusion that it was appropriate for Touchstone to bear such costs as opposed to such costs being borne by shareholders; and

   (x) Touchstone's intention for current Fund shareholders to be grandfathered from the Touchstone Funds' sales charge structure, in a manner similar to the Funds' existing no load structure, in the event of a future reorganization of the Funds into the Touchstone Funds.

The Board did not consider Touchstone's historical investment performance to be relevant to its considerations because Touchstone intends to use the same group of sub-advisers currently used by the CIMCO and, therefore, the Board made no conclusion with regard to Touchstone's performance. Further, the Board did not rely on a comparison of the New Advisory Agreement with other comparable advisory agreements, because the New Advisory Agreement is in the same form and contains the same substantive provisions as the Current Advisory Agreement.

In drawing its conclusions with regard to the above factors and determining to approve the New Management Agreement, subject to the successful closing of the Transaction pursuant to the terms of the Agreement, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

BOARD CONSIDERATIONS REGARDING THE NEW SUB-ADVISORY AGREEMENTS. In addition to its considerations made with regard to the New Management Agreement at its October 21, 2005 meeting, the Board similarly considered and approved new sub-advisory agreements between Touchstone and each of the sub-advisers to the Funds.

The Board did not deem it necessary to request information from each of the Sub-Advisers, because the Board concluded that it was sufficiently familiar with the services provided by each Sub-Adviser, its respective personnel and prior performance as a result of its regular monitoring process, as well as the reports it receives from CIMCO, and the fact that the termination of the Current Sub-Advisory Agreements would occur solely as a result of the Transaction. Further, the terms of each New Sub-Advisory Agreement were substantially identical to those contained in the respective Current Sub-Advisory Agreement, with the exception of the change in effective date and parties.

For each of the Funds and their respective Sub-Advisers, the Board considered the Fund's performance relative to its benchmark and its peers, the Fund's expense ratios relative to other Funds and the nature and scope of advisory services provided under the Current Sub-Advisory Agreement that are anticipated to carry forward under the New Sub-Advisory Agreement. In addition, Touchstone affirmed that there were no material business arrangements between Touchstone or any of its affiliates and any of the Sub-Advisers that the Board should consider in the course of evaluating a Sub-Adviser's contract.

The Board unanimously determined that the proposals to approve the New Sub-Advisory Agreements for the Funds would be in the best interests of the shareholders and the Funds. In determining whether to approve the New Sub-Advisory Agreements and to recommend their approval to shareholders, the Board considered, with the assistance of independent legal counsel, the following factors, in addition to all other information it deemed relevant, and drew the following conclusions:

(i) Touchstone's intention to continue to utilize the same group of Sub-Advisers then-currently responsible for the day-to-day management of the Funds' respective investments at the time it becomes adviser to the Funds, and the Board's conclusion that the preservation of continuity of management would be beneficial to shareholders;

(ii) the nature of each respective Sub-Adviser's investment management services proposed to be provided to the Funds, and the Board's conclusion that the intended scope of services would be identical to those currently provided by that Sub-Adviser pursuant to its respective Current Sub-Advisory

(iii) the investment performance that each respective Sub-Adviser had achieved for its Fund in the past;

(iv) the fees proposed to be paid by Touchstone to the various Sub-Advisers pursuant to the terms of each New Sub-Advisory Agreement were identical to the fees which the Board had previously approved to be paid by CIMCO to the various Sub-Advisers pursuant to the terms of each Current Sub-Advisory Agreement, and the Board's conclusion that the fees were reasonable in light of the services to be provided; and

(v) the current and historic asset levels of the Funds, both individually and in the aggregate, and the Board's conclusion that asset levels were not of a sufficient magnitude as to represent a likelihood of economies of scale being realized in the near-term by any Sub-Adviser, and, thus, did not deem it necessary to make a determination as to whether the sub-advisory fees proposed to be paid to each Sub-Adviser under its respective New Sub-Advisory Agreement made accommodations for such economies of scale.

In drawing its conclusions with regard to the above factors and determining to approve the New Sub-Advisory Agreements, subject to the successful closing of the Transaction pursuant to the terms of the Agreement, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

--------------------------------------------------------------------------------
          PROPOSAL 1: APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT
--------------------------------------------------------------------------------

Proposal 1 relates to the approval by shareholders of the New Management Agreement between the Trust, on behalf of each Fund, and Touchstone. FOR THE REASONS DISCUSSED ABOVE IN THE SUBSECTION ENTITLED "BOARD CONSIDERATIONS REGARDING THE NEW MANAGEMENT AGREEMENT" CONTAINED IN THE "INTRODUCTION TO PROPOSAL 1 AND PROPOSAL 2," THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW MANAGEMENT AGREEMENT.

DESCRIPTION OF THE TERMS OF THE NEW MANAGEMENT AGREEMENT. Under the New Management Agreement between the Trust, on behalf of each Fund, and Touchstone, a form of which is attached as Appendix A, Touchstone will supervise the discretionary management and investment program of each Fund. Except as discussed below, the New Management Agreement includes terms that are substantially identical to the terms of the Current Management Agreement between CIMCO and the Trust with respect to the type and scope of management and other services to be provided to the Trust and the various rights and obligations of the parties. Under the unified management fee arrangement, CIMCO is responsible under the Current Management Agreement (and Touchstone will be under the New Management Agreement) for compensating any third-party engaged by CIMCO to provide services to the Funds under its supervision, including sub-advisers, sub-administrators, transfer and dividend disbursing agents, and custodians, as well as fees of the Independent Trustees, independent registered public accountants and legal counsel. The unified management fee arrangement does not include the costs of any interest, taxes, dues, fees and other charges of governments and their agencies including the costs of qualifying shares for sale in any jurisdiction, or brokerage or other transactions costs. In addition, the unified management fee does not include legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Funds, its officers or Trustees are a party or are incurred in anticipation of becoming a party. As with the Current Management Agreement, the New Management Agreement provides that Touchstone will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the New Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Touchstone in the performance of its duties or by reason of reckless disregard of its obligations and duties under the New Management Agreement.

As with the Current Management Agreement, the New Management Agreement will continue in effect for an initial period of up to two years, and from year to year thereafter, as long as its continuation is approved at least annually by:
(i) the Board or; (ii) by vote of a majority of the outstanding shares of the Fund and a majority of the Trustees who are not (a) parties to the New Management Agreement or (b) interested persons (for regulatory purposes) of any party to the New Management Agreement, provided that such approval by such Trustees is obtained by votes cast in person at a meeting called for the purpose of approving the continuation of the New Management Agreement. The New Management Agreement is terminable without penalty at any time on 60 days' written notice by the Board, by vote of a majority of the outstanding shares of the Fund, or by Touchstone. The New Management Agreement also terminates automatically in the event of any "assignment," as such term is defined in the Investment Company Act of 1940 (the "1940 Act"). The foregoing discussion is qualified in its entirety by reference to the form of the New Management Agreement, which is attached to this Proxy Statement as Appendix A.

APPROVAL OF THE NEW MANAGEMENT AGREEMENT. If approved by the shareholders of a Fund, the New Management Agreement will become effective as to that Fund on the date on which the Transaction between Touchstone and CIMCO is consummated. If shareholders of a Fund approve the New Management Agreement with Touchstone but do not approve the New Sub-Advisory Agreement with respect to that Fund (see Proposals 2(a) to 2(c)), Touchstone, or a qualified affiliate of Touchstone, will provide the investment management and other services with respect to that Fund, including directly managing the Fund's assets on a day-to-day basis, or may hire another sub-adviser, subject to any necessary shareholder approvals, to manage the Fund's assets on a day-to-day basis subject to Touchstone's overall management and supervision. If shareholders of one or more Fund(s) do not approve the New Management Agreement with respect to that Fund, the respective New Sub-Advisory Agreement will also not go into effect - even if it is approved by shareholders of that Fund - and the Board will consider what appropriate action to take with respect to investment management arrangements for that Fund. Such actions may include the consideration as to whether liquidation of the Fund would be appropriate.

DIFFERENCES BETWEEN THE CURRENT MANAGEMENT AGREEMENT AND THE NEW MANAGEMENT AGREEMENT. The date of the Current Management Agreement is March 1, 2004. The Current Management Agreement was approved by each Fund's sole shareholder in connection with organization of the Fund on the following dates: CIP Sands Capital Institutional Growth Portfolio (January 18, 2005); CIP JSAM Large Cap Value Portfolio (June 1, 2005); and CIP JSAM Value Portfolio (June 1, 2005). The New Management Agreement includes terms that are substantially identical to the terms of the Current Management Agreement other than the effective date and the fact that Touchstone will replace CIMCO as the investment manager.

MANAGEMENT FEES UNDER THE CURRENT MANAGEMENT AGREEMENT AND THE NEW MANAGEMENT AGREEMENT. Under the Current Management Agreement, CIMCO receives a management fee based on a certain percentage of each Fund's average daily net assets, as provided in the table below. Under the New Management Agreement, Touchstone will receive a management fee based on the same percentage of each Fund's average daily net assets as CIMCO.

-----------------------------------------------------------------------------------------------------------------
                                   NAME OF FUND                                          ANNUAL FEE RATE
                                   ------------                                          ---------------
-----------------------------------------------------------------------------------------------------------------
Sands Capital Institutional Growth Portfolio                                                  0.78%
-----------------------------------------------------------------------------------------------------------------
JSAM Large Cap Value Portfolio                                                                0.70%
-----------------------------------------------------------------------------------------------------------------
JSAM Value Portfolio                                                                          0.80%
-----------------------------------------------------------------------------------------------------------------

INFORMATION ABOUT CIMCO. CIMCO, located at 1205 Westlakes Drive, Suite 280, Berwyn PA 19312, currently serves as the investment manager to the Funds. CIMCO is a professional investment management firm founded on May 19, 2000, and is the successor to Concentrated Capital Management, LP. As of September 30, 2005, CIMCO had approximately $2.7 billion in assets under management. As the investment manager to the Funds, CIMCO continuously reviews, supervises and administers the Funds' investment program. CIMCO also ensures compliance with the Funds' investment policies and guidelines.

The name and principal occupation of the directors and principal executive officers of CIMCO are listed below:

------------------------------------------------------------------------------------------------------------------
NAME                                PRINCIPAL OCCUPATION/ TITLE
------------------------------------------------------------------------------------------------------------------
John H. Grady(1)                    Chief Executive Officer and Chief Compliance Officer
------------------------------------------------------------------------------------------------------------------
Peter J. Moran                      President
------------------------------------------------------------------------------------------------------------------
Francis Joseph McAleer              Executive Vice President, Distribution
------------------------------------------------------------------------------------------------------------------
Amy Denise Duling                   Executive Vice President, Marketing and Product Management
------------------------------------------------------------------------------------------------------------------
John Leven                          Vice President and Chief Financial Officer
------------------------------------------------------------------------------------------------------------------

(1) Mr. Grady is also President and Trustee of the Trust.

The address for each of the above individuals is c/o CIMCO, 1205 Westlakes Drive, Suite 280, Berwyn PA 19312.

INFORMATION ABOUT THE DISTRIBUTOR. Constellation Investment Distribution Company Inc. (the "Distributor"), an affiliate of CIMCO, located at 1205 Westlakes Drive, Suite 280, Berwyn PA 19312, is the distributor for the Funds. The Distributor does not receive any fees for its services provided to the Funds. In addition, there were no brokerage commissions paid to the Distributor (or any other affiliate of CIMCO) during the Trust's most recently completed fiscal year ended December 31, 2004.

INFORMATION ABOUT TOUCHSTONE. Touchstone is located at 303 Broadway, Suite 1100, Cincinnati, OH, 45202. If approved by shareholders, and subject to the consummation of the Transaction between CIMCO and Touchstone, Touchstone will become the Funds' investment manager and administrator. Touchstone is a wholly owned subsidiary of IFS Financial Services, Inc., which is a wholly owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly owned subsidiary of Western - Southern Mutual Holding Company.

Touchstone is a professional investment management firm founded on December 31, 1993. As of December 1, 2005, Touchstone had approximately $4.2 billion in assets under management. As the investment manager to the Funds, Touchstone will be responsible for continuously reviewing, supervising and administering the Funds' investment program. Touchstone will also be responsible for ensuring compliance with the Funds' investment policies and guidelines.

Under the terms of the New Management Agreement between the Trust and Touchstone, Touchstone appoints and supervises each Fund's Sub-Adviser, reviews and evaluates the performance of the Sub-Advisers and determines whether a Fund's Sub-Adviser should be retained or replaced. Touchstone will, at its own expense, furnish all facilities and personnel necessary in connection with providing these services.

The name and principal occupation of the directors and principal executive officers of Touchstone are listed below:

-------------------------------------------------------------------------------
NAME                              PRINCIPAL OCCUPATION/ TITLE
-------------------------------------------------------------------------------
Jill T. McGruder                  President and CEO, IFS
-------------------------------------------------------------------------------
Terrie A. Wiedenheft              Chief Financial Officer, IFS
-------------------------------------------------------------------------------
James H. Grifo                    President, Touchstone Investments
-------------------------------------------------------------------------------
William Dent                      Senior Vice President, Touchstone Investments
-------------------------------------------------------------------------------

The address for each of the above individuals is c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH, 45202.

INFORMATION ABOUT THE TOUCHSTONE FUNDS. The table below provides information about the Touchstone Funds for which Touchstone serves as investment adviser and that have a similar investment objective to a corresponding Fund within the Trust.

-------------------------------- ------------------------------ ----------------- --------------------------
                                                                 NET ASSETS OF      INVESTMENT MANAGEMENT
             FUND                   SIMILAR TOUCHSTONE FUND     TOUCHSTONE FUND   FEE PAYABLE TO TOUCHSTONE
-------------------------------- ------------------------------ ----------------- --------------------------
CIP Sands Capital Select Growth  Large Cap Growth Fund          $864.4 million    0.75% on first $200m
                                                                                  0.70% on next $800m
                                                                                  0.65% over $1 billion
-------------------------------- ------------------------------ ----------------- --------------------------
CIP Sands Capital Select Growth  Growth Opportunities           $122.2 million    1.00% on first $50m
                                                                                  0.90% on next $50m
                                                                                  0.80% on next $100m
                                                                                  0.75% over $200m
-------------------------------- ------------------------------ ----------------- --------------------------
CIP JSAM Large Cap Value         Value Plus                     $76 million       0.75% on first $100m
                                                                                  0.70% on next $100m
                                                                                  0.65% on next $100m
                                                                                  0.60% over $300m
-------------------------------- ------------------------------ ----------------- --------------------------

TOUCHSTONE SECURITIES, INC. It is anticipated that Touchstone Securities, Inc., an affiliate of Touchstone, will, upon the consummation of the Transaction, become the distributor for the Funds pursuant to a distribution agreement between the Trust, on behalf of each Fund, and Touchstone Securities, Inc., as approved by the then serving members of the Board. Shareholders are not required to approve such agreement and no such approval is being requested pursuant to this Proxy Statement.

BOARD CONSIDERATIONS IN APPROVING THE NEW MANAGEMENT AGREEMENT. In determining whether to approve the New Management Agreement and to recommend that shareholders approve the New Management Agreement, the Board made inquiries into a number of matters and considered the factors described in the section "Introduction to Proposal 1 and Proposal 2."

BOARD RECOMMENDATION. Based on the factors described previously, the Board recommended the approval of the New Management Agreement and determined that the New Management Agreement should be submitted to shareholders for their consideration and approval. The Board did not identify any single piece of information that was all-important, controlling or determinative of its decision. Based upon its evaluation of all relevant factors, the Board, including all of the Independent Trustees, concluded that approval of the New Management Agreement would be in the best interests of each Fund and its shareholders.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL 1.

--------------------------------------------------------------------------------

         PROPOSAL 2(A)-2(C): THE APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

--------------------------------------------------------------------------------

Proposal 2 is comprised of sub-proposals 2(a)-2(c), which relate to the approval by shareholders of a New Sub-Advisory Agreement between Touchstone and the corresponding Sub-Adviser for each Fund, as provided in the chart below.

The sub-proposals for the approval of the New Sub-Advisory Agreements are:

-------------------------------------------------------------------------------------------------------------------
SUB-
PROPOSAL
NO:                             DESCRIPTION OF THE PROPOSAL:                            FUND(S) SOLICITED:
-------------------------------------------------------------------------------------------------------------------
    2(a)     The approval of a new sub-advisory agreement between Touchstone    CIP Sands Capital Institutional
             Advisors, Inc. and Sands Capital Management, LLC                   Growth Portfolio
-------------------------------------------------------------------------------------------------------------------
    2(b)     The approval of a new sub-advisory agreement between Touchstone    CIP JSAM Large Cap Value
             Advisors, Inc. and JS Asset Management, LLC                        Portfolio
-------------------------------------------------------------------------------------------------------------------
    2(c)     The approval of a new sub-advisory agreement between Touchstone    CIP JSAM Value Portfolio
             Advisors, Inc. and JS Asset Management, LLC
-------------------------------------------------------------------------------------------------------------------

FOR THE REASONS DISCUSSED IN THE SUBSECTION ENTITLED "BOARD CONSIDERATIONS REGARDING THE NEW MANAGEMENT AGREEMENT" CONTAINED IN THE "INTRODUCTION TO PROPOSAL 1 AND PROPOSAL 2," THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF EACH NEW SUB-ADVISORY AGREEMENT.

DESCRIPTION OF THE TERMS OF THE NEW SUB-ADVISORY AGREEMENTS. Under the terms of each New Sub-Advisory Agreement between Touchstone and a Sub-Adviser, a form of which is attached as Appendix B, the Sub-Adviser, subject to the supervision of Touchstone, manages the corresponding Fund's investment portfolio, and executes the Fund's investment policies. Touchstone generally will supervise the management and investment program of the Fund. Each New Sub-Advisory Agreement includes terms that are substantially identical to the terms of the current corresponding sub-advisory agreement (each, "Current Sub-Advisory Agreement") between CIMCO and the corresponding Sub-Adviser with respect to the type and scope of advisory services to be provided to the Fund and the various rights and obligations of the parties. Each New Sub-Advisory Agreement has provisions for liability of the Sub-Adviser, as well as terms for the continuation and termination of the New Sub-Advisory Agreement that are similar to those contained in the New Management Agreement, which are described under Proposal 1.

DIFFERENCES BETWEEN THE CURRENT SUB-ADVISORY AGREEMENTS AND THE NEW SUB-ADVISORY AGREEMENTS. Each New Sub-Advisory Agreement includes terms that are substantially identical to the terms of the corresponding Current Sub-Advisory Agreement except for the fact that Touchstone (and not CIMCO) is the counterparty to the New Sub-Advisory Agreement.

SUB-ADVISORY FEES UNDER THE CURRENT SUB-ADVISORY AGREEMENTS AND NEW SUB-ADVISORY AGREEMENTS. Under the Current Sub-Advisory Agreements, the Board has approved CIMCO's payment to each Sub-Adviser a sub-advisory fee based on a certain percentage of the corresponding Fund's average daily net assets, as provided in the table below. Under the New Sub-Advisory Agreements, Touchstone will pay the Sub-Advisers a sub-advisory fee based on the same percentage of each Fund's average daily net assets as CIMCO. The Sub-Advisers' sub-advisory fees will be paid by Touchstone, and not by the Funds directly.

-------------------------------------------------------------------------------------------------------
                            NAME OF FUND                                    ANNUAL FEE RATE
                            ------------                                    ---------------
-------------------------------------------------------------------------------------------------------
CIP Sands Capital Institutional Growth Portfolio                                    0.45%
-------------------------------------------------------------------------------------------------------
CIP JSAM Large Cap Value Portfolio                                     0.40% of assets up to $250
                                                                       million; 0.35% on assets over
                                                                       $250 million
-------------------------------------------------------------------------------------------------------
CIP JSAM Value Portfolio                                               0.50% of assets up to $250
                                                                       million; 0.45% on assets over
                                                                       $250 million
-------------------------------------------------------------------------------------------------------

INFORMATION ABOUT EACH OF THE SUB-ADVISERS. Information is provided below regarding each of the Sub-Advisers for the Funds.

SANDS CAPITAL MANAGEMENT, LLC ("Sands Capital Management") located at 1100 Wilson Boulevard, Suite 3050, Arlington, VA 22209, is a registered investment adviser and serves as the Sub-Adviser to the CIP Sands Capital Institutional Growth Portfolio. As Sub-Adviser, Sands Capital Management makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of November 30, 2005, Sands Capital Management had approximately $19 billion in assets under management. The Sub-Advisory Agreement between CIMCO and Sands Capital Management is dated October 1, 2004 and was last approved by the sole shareholder on January 18, 2005 in connection with the organization of the Fund. The CIP Sands Capital Institutional Growth Portfolio commenced investment operations on January 18, 2005 and, therefore, CIMCO did not pay any sub-advisory fees to Sands Capital Management for this Fund for the fiscal year ended December 31, 2004.

The name and principal occupation of the principal executive officers of Sands Capital Management are listed below.

---------------------------------------------------------------------------------------------------------
NAME                                        TITLE AND OCCUPATION
---------------------------------------------------------------------------------------------------------
Frank M. Sands, Sr.                         Chairman, CEO, Chief Investment Officer
---------------------------------------------------------------------------------------------------------
Frank M. Sands, Jr.                         President, Director of Research
---------------------------------------------------------------------------------------------------------
William L. Johnson                          Senior Vice President, Senior Portfolio Manager
---------------------------------------------------------------------------------------------------------
Robert C. Puff, Jr.                         Vice Chairman
---------------------------------------------------------------------------------------------------------
Robert C. Hancock                           COO, CCO, and Treasurer
---------------------------------------------------------------------------------------------------------

The address for each person listed above is c/o Sands Capital Management, 1100 Wilson Boulevard, Suite 3050, Arlington, VA 22209.

The table below provides information about other investment companies for which Sands Capital Management serves as an investment adviser or sub-adviser and which has a similar investment objective to the Sands Capital Institutional Growth Portfolio:

-----------------------------------------------------------------------------------------------------------------------
    NAME OF OTHER FUND WITH SIMILAR INVESTMENT                  NET ASSETS OF            INVESTMENT MANAGEMENT FEE
                        OBJECTIVE                                OTHER FUND                 PAYABLE BY OTHER FUND
-----------------------------------------------------------------------------------------------------------------------
FRIC Tax Managed Growth Fund                                        $80,900,000    0.30% on the first $250 mil
                                                                                   0.25% on the next $250 mil
                                                                                   0.20% on the next $500 mil
                                                                                   0.15% on all assets over $1 bil
-----------------------------------------------------------------------------------------------------------------------
CGCM Funds Large Capitalization Growth Investments                 $561,300,000    0.35% on the first $300 mil
                                                                                   0.30% all over $300 mil
-----------------------------------------------------------------------------------------------------------------------
MassMutual Aggressive Growth Fund                                  $621,100,000    0.35% on the first $200 mil
                                                                                   0.30% on the next $300 mil
                                                                                   0.25% on all assets over $500 mil
-----------------------------------------------------------------------------------------------------------------------
Guidestone Growth Equity Fund                                      $397,500,000    0.30% on the first $250 mil
                                                                                   0.25% on the next $250 mil
                                                                                   0.20% on all assets over $500 mil
-----------------------------------------------------------------------------------------------------------------------
MGI US Large Cap Growth Equity Fund                                 $46,700,000    0.65% on the first $25 mil
                                                                                   0.50% on the next $25 mil
                                                                                   0.40% on the next $50 mil
                                                                                   0.35% on the next $150 mil
                                                                                   0.30% on all assets over $250 mil
-----------------------------------------------------------------------------------------------------------------------

JS ASSET MANAGEMENT, LLC ("JSAM"), an SEC-registered adviser, located at 100 Front Street, West Conshohocken, PA 19428, serves as the sub-adviser to the JSAM Large Cap Value Portfolio and JSAM Value Portfolio ("JSAM Portfolios"). JSAM makes investment decisions for the JSAM Portfolios and also ensures compliance with the JSAM Portfolios' investment policies and guidelines. As of November 30, 2005, JSAM had approximately $80 million in assets under management. The Sub-Advisory Agreement between CIMCO and JSAM is dated April 27, 2005 and was approved by the sole shareholder on June 1, 2005 in connection with the organization of the portfolios. The CIP JSAM Value Portfolio and the CIP JSAM Large Cap Value Portfolio commenced investment operations in June 2005, and therefore, CIMCO did not pay any sub-advisory fees to JSAM for the JSAM Portfolios for the fiscal year ended December 31, 2004.

The name and principal occupation of the principal executive officer of JSAM is listed below.

-------------------------------------------------------------------------------
NAME                       TITLE AND OCCUPATION
-------------------------------------------------------------------------------
John K. Schneider, CFA     President
-------------------------------------------------------------------------------

The address for the person listed above is c/o JSAM, 100 Front Street, West Conshohocken, PA 19428.

JSAM does not serve as investment adviser or sub-adviser to another investment company which has a similar investment objective to a JSAM Portfolio.

BOARD CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENTS. In determining whether to approve the New Sub-Advisory Agreements for each Fund and to recommend that shareholders approve the New Sub-Advisory Agreements, the Board made inquiries into a number of matters and considered the factors described in the section "Introduction to Proposal 1 and Proposal 2."

BOARD RECOMMENDATION. Based on the factors described previously, the Board recommended the approval of the New Sub-Advisory Agreements and determined that the New Sub-Advisory Agreements should be submitted to shareholders for their consideration and approval. The Board did not identify any single piece of information that was all-important, controlling or determinative of its decision. Based upon its evaluation of all relevant factors, the Board, including all of the Independent Trustees, concluded that approval of each New Sub-Advisory Agreement would be in the best interests of the corresponding Fund and its shareholders.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF A FUND VOTE "FOR" THE APPLICABLE SUB-PROPOSAL(S) UNDER PROPOSALS 2(A)-2(C).

--------------------------------------------------------------------------------

                    PROPOSAL 3: ELECTION OF BOARD OF TRUSTEES

--------------------------------------------------------------------------------

It is proposed that the persons listed below (each, a "Board Nominee" and collectively, the "Board Nominees") be elected at the Special Meeting to serve as Trustees of the Trust. None of the Board Nominees currently serves on the Board of the Trust; however, each of the Board Nominees serves on each of the boards of trustees in the Touchstone mutual fund complex. The Board Nominees are Phillip R. Cox, Donald C. Siekmann, Robert E. Stautberg, and Jill T. McGruder.

Ms. McGruder would be considered an "interested person" of the Trust, as that term is defined in the 1940 Act, because she also serves as a director of Touchstone, which will become the investment manager for the Funds upon shareholder approval, and as a director of Touchstone Securities, Inc., which will become the Funds' distributor upon consummation of the Agreement. With the exception of Ms. McGruder, each of the other Board Nominees will be considered an "Independent Trustee" of the Trust. Together, the Board Nominees will comprise the entire Board of the Trust and serve until their successors have been duly elected or appointed, as applicable, or until their earlier resignation or removal. The names and ages of the Board Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. Other than Ms. McGruder, who is expected to serve as President of the Trust, none of the Board Nominees will serve as an officer of the Trust. Each of the Board Nominees has agreed to serve if elected at the Special Meeting.

It is the intention of the persons designated as proxies, unless otherwise directed therein, to vote at the Special Meeting for the election of the Board Nominees named above. If any Board Nominee is unable or unavailable to serve, the persons named as proxies will vote for such other person(s) as the Board may recommend.

The Board has overall responsibility to manage and control the business affairs of the Trust, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Trust's business. The Trustees serve on the Board for terms of indefinite duration. A Trustee's position in that capacity will terminate if he or she is removed, resigns or is subject to various disabling events such as death or incapacity. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, subject to the provisions of the 1940 Act. A Trustee may be removed by the vote or written consent of shareholders holding not less than two-thirds of the Trust's outstanding shares.

The Board held 4 regular meetings, and 5 special meetings, during the Trust's most recent fiscal year. None of the Board Nominees were in office during the Trust's most recent fiscal year.

INFORMATION ABOUT THE BOARD NOMINEES. Listed below, for each Board Nominee, are their names and ages, as well as their proposed positions with the Trust, their principal occupations during the past five years, the number of portfolios in the Touchstone Fund complex that, if elected, they will oversee (assuming that shareholders approve Touchstone to serves as the investment manager to each of the Funds), and any other directorships held by the Board Nominees. The business address of each Board Nominee is Touchstone Advisors, Inc., 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202-4133.

BOARD NOMINEES FOR INDEPENDENT TRUSTEES:

----------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        FUNDS IN
                                     LENGTH OF                                            FUND
                                        TIME            PRINCIPAL OCCUPATION(S)          COMPLEX
    NAME AND AGE        POSITION       SERVED             DURING PAST 5 YEARS           OVERSEEN*      OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox        Nominee      Not Applicable  President and Chief Executive          [ ]        Director of the
Age: [57]                                          Officer of Cox Financial Corp.                    Federal Reserve Bank
                                                   (a financial services company).                   of Cleveland and
                                                                                                     Cinergy Corporation (a
                                                                                                     utility company);
                                                                                                     Chairman of Cincinnati
                                                                                                     Bell; Director of The
                                                                                                     Timken Company (a
                                                                                                     manufacturer of
                                                                                                     bearings, alloy steels
                                                                                                     and related products
                                                                                                     and services).
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        FUNDS IN
                                     LENGTH OF                                            FUND
                                        TIME            PRINCIPAL OCCUPATION(S)          COMPLEX
    NAME AND AGE        POSITION       SERVED             DURING PAST 5 YEARS           OVERSEEN*      OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann    Nominee      Not Applicable  Executive Advisor for DuroBag                     None
Age: [67]                                          Manufacturing, Co. (a paper
                                                   bag manufacturer); President
                                                   of Shor Foundation for
                                                   Epilepsy Research (a
                                                   charitable foundation);
                                                   Trustee of Riverfront Funds
                                                   (mutual funds) from
                                                   1999-2004.
----------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg   Nominee      Not Applicable  Retired Partner of KPMG LLP (a         [ ]        Trustee of Good
Age: [70]                                          certified public accounting                       Samaritan Hospital,
                                                   firm). He is Vice President
                                                   of Bethesda Hospital and St.
                                                   Xavier High Tri-Health, Inc.
                                                   School.
----------------------------------------------------------------------------------------------------------------------------

BOARD NOMINEE FOR INTERESTED TRUSTEE:

----------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        FUNDS IN
                                     LENGTH OF                                            FUND
                                        TIME            PRINCIPAL OCCUPATION(S)          COMPLEX
    NAME AND AGE        POSITION       SERVED             DURING PAST 5 YEARS           OVERSEEN*      OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder(1)   Nominee      Not Applicable  Senior Vice President of The           [ ]        Director of Larosa's
Age: [50]                                          Western and Southern Life                         (a restaurant chain).
                                                   Insurance Company. President
                                                   and a director of IFS
                                                   Financial Services, Inc. (a
                                                   holding company). She is a
                                                   director of Capital Analysts
                                                   Incorporated (an investment
                                                   advisor and broker-dealer),
                                                   Integrated Fund Services,
                                                   Inc. ( the Touchstone Funds'
                                                   administrator and transfer
                                                   agent), IFS Fund
                                                   Distributors, Inc. (a
                                                   broker-dealer), Touchstone
                                                   Advisors, Inc. (the
                                                   Touchstone Funds' investment
                                                   adviser) and Touchstone
                                                   Securities, Inc. (the
                                                   Touchstone Funds'
                                                   distributor). Ms. McGruder is
                                                   also President and a director
                                                   of IFS Agency Services, Inc.
                                                   (an insurance agency), W&S
                                                   Financial Group Distributors,
                                                   Inc. and IFS Systems, Inc.
                                                   She is Senior Vice President
                                                   and a director of Fort
                                                   Washington Brokerage
                                                   Services, Inc. (a
                                                   broker-dealer). She is
                                                   President of Touchstone
                                                   Tax-Free Trust, Touchstone
                                                   Investment Trust, Touchstone
                                                   Variable Series Trust and
                                                   Touchstone Strategic Trust.
                                                   She was President of
                                                   Touchstone Advisors, Inc and
                                                   Touchstone Securities, Inc.
                                                   until 2004.
----------------------------------------------------------------------------------------------------------------------------

(1) Ms. McGruder is a director of Touchstone Advisors, Inc., which, if approved by shareholders, will become the Trust's investment manager. She is also a director of Touchstone Securities, Inc., which, upon the consummation of the Transaction, is anticipated to become the Trust's distributor. Ms. McGruder is also an officer of various affiliates of Touchstone and Touchstone Securities, Inc. and, therefore, upon her election and the consummation of the transaction, she would be an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

 * The number of funds is based on each of the Touchstone Funds that a Board Nominee currently oversees, in addition to each of the Constellation Funds and the separate series of Constellation Institutional Portfolios that the Nominee would oversee if elected.

FUND SHARES OWNED BY BOARD NOMINEES. As of the date of this Proxy Statement, none of the Board Nominees serves on the Board or is a beneficial owner of shares of the Funds. Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act").

BOARD COMPENSATION. The aggregate compensation paid by the Trust and other funds in the fund complex to the Board Nominees serving during the most recently completed fiscal year, is set forth in the table below. No pension or retirement benefits are accrued as part of Fund expenses. Interested Trustees receive no compensation from the Trust for service as a Trustee.

BOARD NOMINEES FOR INDEPENDENT TRUSTEES:

----------------------------------------------------------------------------------------
                                AGGREGATE COMPENSATION       TOTAL COMPENSATION FROM
           NAME                    FROM THE FUNDS                FUND COMPLEX(1)
----------------------------------------------------------------------------------------
Phillip R. Cox                         None                          $37,600
----------------------------------------------------------------------------------------
Donald C. Siekmann                     None                          $32,600
----------------------------------------------------------------------------------------
Robert E. Stautberg                    None                          $37,600
----------------------------------------------------------------------------------------

------------
(1) Represents the aggregate total compensation paid, for the 2005 calendar year, from the all of the Touchstone Funds, which, assuming shareholders approve Proposals 1 and 2, would be included in the combined Constellation and Touchstone fund complex.

AUDIT COMMITTEE. The Board has a standing Audit Committee that is currently composed of each of the Independent Trustees of the Trust. Alfred C. Salvato currently serves as chairman of the Audit Committee and Janet F. Sansone and Ronald Filante currently serve as members of the Audit Committee. The Audit Committee operates under a written charter approved by the Board. The Audit Committee is responsible for the selection of the Trust's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trusts' financial reports and internal accounting. The Audit Committee meets periodically, as necessary, and met [2] times during the Trust's most recently completed fiscal year.

NOMINATING COMMITTEE. The Nominating Committee is currently comprised of Janet
F. Sansone, Chairperson; Ronald Filante and Alfred C. Salvato, each of whom is an Independent Trustee. The Nominating Committee recommends nominees for (i) Independent Trustees for consideration by the incumbent Independent Trustees of the Trust, and (ii) Interested Trustees for consideration by the full Board of the Trust. The Nominating Committee held no meetings during the Trust's fiscal year ended December 31, 2004. The Nominating Committee did, however, meet on November 9, 2005 to consider the subject of this Proposal. The Board has adopted a formal charter for its Nominating Committee setting forth such Committee's responsibilities.

The Nominating Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Janet F. Sansone, Chairman of the Nominating Committee, c/o Constellation Institutional Portfolios, 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Trustees and shareholders. In addition, the Nominating Committee may use a search firm to identify candidates for a Board, if deemed necessary and appropriate to use such a firm. In this instance, however, and in the context of the other Proposals with respect to the Funds, the Nominating Committee was willing to consider the candidates suggested by Touchstone. The terms of the Agreement authorized Touchstone to suggest trustee candidates to the Board.

The Nominating Committee's process for evaluating a candidate generally includes a review of the candidate's background and experience, a check of the candidate's references and other due diligence and, when appropriate, interviews with Nominating Committee members. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would be an Independent Trustee. The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates who, in its judgment, will serve the best interests of the Trust's long-term shareholders and whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board.

COMMUNICATIONS WITH THE BOARD. Shareholders wishing to submit written communications to the Board should send their communications to Board of Trustees, Constellation Institutional Portfolios, 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

BOARD RECOMMENDATION ON PROPOSAL 3. In considering whether to nominate the Board Nominees, the Board, through its Nominating Committee and in consultation with and advice from its independent legal counsel, first requested certain biographical information from each of the candidates. In the context of the other Proposals with respect to the Funds, the Nominating Committee was willing to consider the candidates suggested by Touchstone. The Nominating Committee then interviewed each of the proposed candidates during a teleconference on November 9, 2005. In determining to recommend that the candidates be nominated to serve as members of the Board of Trustees, the Nominating Committee considered a number of factors, including but not limited to the fact that the Board Nominees currently serve on the board of trustees for the Touchstone Funds and have distinguished careers in accounting, finance, marketing and other areas and have during their current tenure as trustees for the Touchstone Funds brought, and expect to continue to bring, a wide range of expertise to the Board and the oversight of the Trust. The Nominating Committee considered, among other factors, the benefits to the Board and the Funds that would be delivered as a result of nominating Board Nominees who are familiar with the operations of Touchstone, experienced in serving as trustees to a fund complex that uses an "adviser/sub-adviser" asset management model and are exposed to the wide variety of issues that arise from overseeing the Funds on a day-to-day basis. The Board was also satisfied that each Board Nominee demonstrated a commitment to the continued stewardship of the Funds and the accompanying fiduciary duty to the Funds' shareholders. The Board met on November 9, 2005 to consider the recommendation of the nominating committee and voted to unanimously approve the nomination of the Board Nominees to serve as Trustees, subject to approval by shareholders.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" EACH OF THE PROPOSED TRUSTEES SET FORTH IN PROPOSAL 3.

--------------------------------------------------------------------------------

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

The independent registered public accounting firm of KPMG LLP has been selected as the independent auditors for the Trust for its current fiscal year. The Audit Committee must approve all audit and non-audit services provided by KPMG LLP relating to the operations or financial reporting of the Trust. The Audit Committee reviews any audit or non-audit services to be provided by KPMG LLP to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to provide a framework for the Audit Committee's consideration of non-audit services by KPMG LLP. These policies and procedures require that any non-audit service to be provided by KPMG LLP to the Trust, CIMCO or any entity controlling, controlled by or under common control with CIMCO that relate directly to the operations and financial reporting of the Trust is subject to pre-approval by the Audit Committee or the Chairperson of the Audit Committee before such service is provided.

Representatives of KPMG LLP are not expected to be present at the Special Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring KPMG LLP's presence.

AUDIT FEES. The aggregate fees billed by KPMG LLP in connection with the annual audit of the Trust's financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the fiscal year ended December 31, 2004 for the Trust was $25,000.

AUDIT-RELATED FEES.: The were no fees billed by KPMG LLP for assurance and other services reasonably related to the performance of the audit of the Trust's financial statements and not reported above under "Audit Fees" for the fiscal year ended December 31, 2004. The aggregate fees billed by KPMG LLP for assurance and other services relating to the performance of the audit of the financial statements of CIMCO and other service providers under common control with CIMCO that relate directly to the operations or financial reporting of the Trust for the fiscal year ended December 31, 2004 was $0.

TAX FEES. The aggregate fees billed by KPMG LLP for tax compliance, tax advice and tax planning (together, "Tax-Related Services") provided to the Trust for the fiscal year ended December 31, 2004 was $5,500. None of these Tax-Related Services were approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement under Regulation S-X. These Tax-Related Services included review of income tax returns and annual excise distribution calculations. There were no fees billed by KPMG LLP for Tax-Related Services provided to CIMCO and other service providers under common control with CIMCO that relate directly to the operations or financial reporting of the Trust for the Trust's last completed fiscal year ended December 31, 2004.

ALL OTHER FEES. There were no fees billed by KPMG LLP for products and services provided by the independent auditors to the Trust for the Trust's last completed fiscal year ended December 31, 2004. There were no fees billed for any products and services other than those set forth above provided by KPMG LLP to CIMCO and other service providers under common control with CIMCO and that relate directly to the operations or financial reporting of the Trust for the Trust's last completed fiscal year ended December 31, 2004.

AGGREGATE NON-AUDIT FEES TO THE TRUST, CIMCO AND ITS SERVICE PROVIDER AFFILIATES. The aggregate non-audit fees billed by KPMG LLP for services rendered to the Trust and to CIMCO and other service providers under common control with CIMCO, for the Trust's last completed fiscal year ended December 31, 2004 was $0. In connection with its selection of the independent auditors, the Audit Committee has considered KPMG LLP's provision of non-audit services to CIMCO and other service providers under common control with CIMCO that were not required to be pre-approved pursuant to Regulation S-X. The Audit Committee has determined that the provision of these services is compatible with maintaining the KPMG LLP's independence.

PRIOR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The firm of Ernst & Young LLP ("E&Y") previously served as independent auditors of the Trust for the fiscal year ended December 31, 2003. The decision to engage KPMG LLP to replace E&Y as independent auditors of the Trust was made by the Audit Committee, based on its belief that consolidating the Constellation Funds Group audit services with one audit firm would result in the achievement of certain efficiencies and cost savings to the Trust over time. E&Y's report on the Trust's financial statements for either of the prior two fiscal years preceding the Audit Committee's decision to engage KPMG LLP did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during that same period, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure.

AUDIT FEES. The aggregate fees billed by E&Y in connection with the annual audit of the Trust's financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the fiscal year ended December 31, 2003 for the Trust was $22,000.

AUDIT-RELATED FEES.: The were no fees billed by E&Y for assurance and other services reasonably related to the performance of the audit of the Trust's financial statements and not reported above under "Audit Fees" for the fiscal year ended December 31, 2003. There were no fees billed by E&Y for assurance and other services relating to the performance of the audit of the financial statements of CIMCO and other service providers under common control with CIMCO that relate directly to the operations or financial reporting of the Trust for the fiscal year ended December 31, 2003.

TAX FEES. There were no fees billed by E&Y for tax compliance, tax advice or tax planning (together, "Tax-Related Services") provided to the Trust for the fiscal year ended December 31, 2003. There were no fees billed by E&Y for Tax-Related Services provided to CIMCO and other service providers under common control with CIMCO that relate directly to the operations or financial reporting of the Trust for the Trust's completed fiscal year ended December 31, 2003.

ALL OTHER FEES. There were no fees billed by E&Y for products and services provided by the independent auditors to the Trust for the Trust's completed fiscal year ended December 31, 2003. There were no fees billed for any products and services other than those set forth above provided by E&Y to CIMCO and other service providers under common control with CIMCO and that relate directly to the operations or financial reporting of the Trust for the Trust's completed fiscal year ended December 31, 2003.

AGGREGATE NON-AUDIT FEES TO THE TRUST, CIMCO AND ITS SERVICE PROVIDER AFFILIATES. There were no non-audit fees billed by E&Y for services rendered to the Trust and to CIMCO and other service providers under common control with CIMCO, for the Trust's completed fiscal year ended December 31, 2003.

--------------------------------------------------------------------------------

                                OTHER INFORMATION

--------------------------------------------------------------------------------

GENERAL. As used in this proxy statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee that is an interested person of the Trust is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because he or she is affiliated with one or more of the Trust's investment managers. Trustees that are not interested persons of the Trust are referred to in this proxy statement as "Independent Trustees."

The Trust is organized as a Delaware statutory trust and, as such, is not required to hold annual meetings of shareholders. The Board has called the Special Meeting in order to permit the shareholders to consider and vote on the Proposals. If you wish to participate in the Special Meeting you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Special Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust c/o CIMCO, 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312 or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Special Meeting. Should shareholders require additional information regarding any of the proposals contained in the Proxy Statement, or replacement proxy cards, they may contact the Trust at 1-800-304-2459.

In addition to the solicitation of proxies by mail, the Board and officers of the Trust, as well as employees of [ ], a proxy soliciting firm engaged by the Trust, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. Touchstone will bear the costs of the Special Meeting and the preparation and mailing of this Proxy Statement, as well as the costs associated with the solicitation of proxies, which is anticipated to be $[ ]. This Proxy Statement is being mailed to shareholders on or about [ ], 2005.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. All proxy cards solicited that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card.

QUORUM AND ADJOURNMENTS. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Special Meeting. The holders of 40% of the Fund's shares entitled to vote constitutes a quorum. For purposes of determining the presence of a quorum, abstentions or "broker non-votes" (as defined below) will be counted as present and, therefore, will count towards a quorum.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a Proposal are not received, or if other matters arise requiring Shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment with respect to the Proposal, and will vote those proxies required to be voted AGAINST a Proposal, against such an adjournment for the Proposal.

VOTE REQUIRED TO APPROVE PROPOSALS. With respect to Proposal 1 and Proposals 2(a)-2(c), such Proposals require the vote of a "majority of the outstanding voting securities" of the Fund to approve the Proposal. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the vote (a) of 67% or more of the voting securities present at the Special Meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) of more than 50% of the outstanding voting securities, whichever is the less. The approval of each of Proposal 2(a)-2(c) is contingent on the approval of Proposal 1 by the shareholders of the corresponding Fund. The approval of Proposal 1 with respect to a particular Fund is not contingent on the approval of Proposal 1 by the shareholders of any other Fund. With respect to Proposal 3, provided that a quorum is present, the affirmative vote of a plurality of the shares entitled to vote among all Funds is required to elect the Trustees.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Special Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Special Meeting. Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present; however, abstentions and broker non-votes will have the same effect as a vote "against" Proposal 1 and Proposals 2(a) to 2(c). Abstentions and broker non-votes will have no effect with respect to Proposal 3, which is the election of Trustees and which requires approval by a plurality.

As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange, Inc. that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters (including the approval of new investment management agreements), although such broker may be authorized to vote such shares on routine matters for which it has discretionary authority or has received instructions from the beneficial owner. It is anticipated that such broker-dealers will have discretionary authority to vote on Proposal 3, but will not have authority to vote on Proposal 1 or Proposals 2(a)-2(c) without instructions from the beneficial owners. The absence of such instructions will result in a "broker non-vote" for that Proposal.

ADMINISTRATOR. Pursuant to the terms of the Current Management Agreement, CIMCO provides administration services to the Funds. PFPC, 301 Bellevue Parkway, Wilmington, DE 19809, currently serves as Sub-Administrator pursuant to a sub-administration agreement between CIMCO and PFPC. CIMCO is compensated for providing the administration services to the Trust as part of the unified management fee payable to CIMCO. PFPC is compensated by CIMCO for providing sub-administration services to the Trust and the Funds do not incur any additional costs for such services.

DISTRIBUTOR. Constellation Investment Distribution Company Inc., 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312, an affiliate of CIMCO, serves as the distributor of the Funds' shares pursuant to a distribution agreement between the Trust, on the Funds' behalf, and the Distributor. The Distributor receives no compensation for distributing Fund shares.

RECORD OWNERSHIP AND BENEFICIAL OWNERSHIP INFORMATION. The chart below depicts the number of outstanding shares for each Fund as of the Record Date:

--------------------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF OUTSTANDING
                               NAME OF FUND                                               SHARES
                               ------------                                               ------
--------------------------------------------------------------------------------------------------------------
CIP Sands Capital Institutional Growth Portfolio                                      41,774,327.773
--------------------------------------------------------------------------------------------------------------
CIP JSAM Large Cap Value Portfolio                                                     1,437,830.339
--------------------------------------------------------------------------------------------------------------
CIP JSAM Value Portfolio                                                                706,529.939
--------------------------------------------------------------------------------------------------------------

As of the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the shares of a Fund, as indicated below.

CIP JSAM VALUE PORTFOLIO

CHARLES SCHWAB & CO. INC.                                     66.1350%
REINVEST ACCOUNT
ATTN: MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA  94104-4122

CIP JSAM LARGE CAP VALUE PORTFOLIO

CHARLES SCHWAB & CO. INC.                                     76.8043%
REINVEST ACCOUNT
ATTN: MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA  94104-4122

NATIONAL INVESTOR SERVICES                                    13.3255%
55 WATER STREET, 32ND FLOOR
NEW YORK, NY  10041-3299

CIP SANDS CAPITAL INSTITUTIONAL GROWTH FUND

PRUDENTIAL INVESTMENT MANAGEMENT SERVICES                     17.9848%
100 MULBERRY ST.
THREE GATEWAY CENTER DR.
NEWARK, NJ 07102-4056

CHARLES SCHWAB & CO. INC.                                     15.0795%
REINVEST ACCOUNT
ATTN: MUTUAL FUNDS
101 MONTGOMERY STREET
SAN FRANCISCO CA  94104-4122

NORTHERN TRUST CO.                                            12.8604%
PO BOX 92994
CHICAGO, IL  60675-2994

JP MORGAN CHASE BANK TRUST                                    11.8132%
UNITED BENEFITS GROUP'S CO-OP
RETIREMENT PLAN TRUST
ATTN: ELIZABETH ELDRIDGE
345 PARK AVENUE 6TH FL
NEW YORK, NY

To the best of the Fund's knowledge, as of the Record Date, no Trustee or officer of the Fund owned beneficially more than 1% of a Fund's outstanding shares.

SHAREHOLDERS SHARING THE SAME ADDRESS. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please note that each Shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-800-304-2459 or forward a written request to the Trust c/o CIMCO, 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or semiannual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or semiannual reports or proxy statements if you are currently receiving multiple copies at a shared address.

OTHER BUSINESS. The Board does not intend to present any other business at the Special Meeting. If any other matter may properly come before the Special Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time on such matters. No annual or other special meeting is currently scheduled for the Trust. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Special Meeting because inclusion and presentation are subject to compliance with certain federal regulations.

SHAREHOLDER PROPOSALS. The Trust is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a future meeting should send their written proposals to the Secretary of the Trust c/o CIMCO, 1205 Westlakes Drive, Suite 280, Berwyn, Pennsylvania 19312. Shareholder proposals must be received by the Trust within a reasonable time before any such meeting in order for the proposals to be considered.

COMMUNICATIONS WITH THE BOARD. Shareholders wishing to submit written communications to the Board should send their communications to Constellation Institutional Portfolios, c/o CIMCO, 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

ANNUAL REPORT AND SEMIANNUAL REPORT TO SHAREHOLDERS. The Annual Report of the Trust for the fiscal year ended December 31, 2004 and the Semiannual Report dated June 31, 2005 are available on request. The Annual Report or the Semiannual Report may be obtained by written request to the Trust at the address listed above, or by telephoning 1-800-304-2459.


     PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD(S) IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                                                      APPENDIX A
                                     FORM OF
                              MANAGEMENT AGREEMENT

THIS AGREEMENT made as of the ___ day of ______, 200_, by and between Constellation Institutional Portfolios, a Delaware business trust (the "Trust"), and Touchstone Advisors, Inc., an Ohio corporation (the "Investment Manager").

WHEREAS, the Trust is an open-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act").

WHEREAS, the Trust desires to retain the Investment Manager to render administration and investment management services with respect to the portfolios set forth in Schedule A attached hereto and such other portfolios as the Trust and the Investment Manager may agree upon (the "Portfolios"), and the Investment Manager is willing to render such services.

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. DUTIES OF INVESTMENT MANAGER. The Investment Manager shall furnish the Trust investment management and administrative services. The Trust employs the Investment Manager to manage the investment and reinvestment of the assets of the Trust, and to continuously review, supervise and (where appropriate) administer the investment program of the Trust, to determine in its discretion (where appropriate) the investments to be purchased or sold, to provide the Trust with records concerning the Investment Manager's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Trustees concerning the Investment Manager's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Investment Manager shall not relieve the Investment Manager of its responsibilities under this Agreement.

Administrative services provided by the Investment Manager shall include the services and compensation of such members of the Investment Manager's organization as shall be duly elected officers and or trustees of the Trust and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Trustees, the custodian, the independent public accountant and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Portfolios, its officers or Trustees are a party or incurred in anticipation of becoming a party); the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting and all other clerical and administrative functions as may be reasonable and necessary to maintain the Trust's records and for it to operate as an open-end management investment company. The Investment Manager will provide the Trust with all physical facilities and personnel required to carry on the business of each class of each series of the Trust's shares that it shall manage, including but not limited to office space, office furniture, fixtures and equipment, office supplies, computer hardware and software and salaried and hourly paid personnel. The Investment Manager may hire other service providers, including its affiliates, to perform these administrative services; provided, however, that the retention of such service providers shall not relieve the Investment Manager of its responsibilities under this Agreement.

Exclusive of the management fee, the Trust shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies including the costs of qualifying the Trust's shares for sale in any jurisdiction, brokerage commissions, or any other expenses incurred by it which are not assumed herein by the Investment Manager.

All property, equipment and information used by the Investment Manager in the management and administration of the Trust shall belong to the Investment Manager. Should the management and administrative relationship between the Trust and the Investment Manager terminate, the Trust shall be entitled to, and the Investment Manager shall provide the Trust, a copy of all information and records in the Investment Manager's file necessary for the Trust to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the Investment Manager, so long as such does not unfairly interfere with the continued operation of the Trust.

The Investment Manager shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations of the Trust set forth in its Prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations.

2. PORTFOLIO TRANSACTIONS. The Investment Manager is authorized to select the brokers or dealers that will execute the purchases and sales of the Trust's investments and is directed to use its best efforts to obtain the best net results as described from time to time in the Portfolios' Prospectuses and Statement of Additional Information. The Investment Manager will promptly communicate to the officers and the Trustees of the Trust such information relating to the Trust's investment transactions as they may reasonably request.

It is understood that the Investment Manager will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolios' Prospectuses and Statement of Additional Information.

3. COMPENSATION OF THE INVESTMENT MANAGER. For the services to be rendered by the Investment Manager as provided in this Agreement, the Trust shall pay to the Investment Manager compensation at the rate specified in Schedule B which is attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in Schedule B, to the assets. The fee shall be based on the average daily net assets for the month involved (less any assets of such Portfolios held in non-interest bearing special deposits with a Federal Reserve Bank).

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

In the event that the Board of Trustees of the Trust shall determine to issue any additional series or classes of shares for which it is proposed that the Investment Manager serve as investment manager, the Trust and the Investment Manager may enter into an Addendum to this Agreement setting forth the name of the series, the applicable fee and such other terms and conditions as are applicable to the management of such series of shares.

4. OTHER EXPENSES. Except as otherwise provided under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act, the Investment Manager shall pay all expenses of printing and mailing reports, prospectuses, statements of additional information, and sales literature relating to the solicitation o f prospective clients. The Trust shall pay all expenses relating to printing and mailing to existing shareholders prospectuses, statements of additional information, proxy solicitation material and shareholder reports.

5. EXCESS EXPENSES. If the expenses for the Trust for any fiscal year (including fees and other amounts payable to the Investment Manager, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares of a Portfolio are qualified for offer and sale, the Investment Manager shall bear such excess cost. However, the Investment Manager will not bear expenses of any Portfolio which would result in the Portfolio's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Investment Manager pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a reduction in the fee payable to the Investment Manager for such month pursuant to Section 3 and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Trust.

6. REPORTS. The Trust and the Investment Manager agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7. STATUS OF THE INVESTMENT MANAGER. The services of the Investment Manager to the Trust are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Investment Manager shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act which are prepared or maintained by the Investment Manager on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

9. LIMITATION OF LIABILITY OF INVESTMENT MANAGER. The duties of the Investment Manager shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Investment Manager hereunder. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term "Investment Manager" shall include directors, officers, employees and other corporate agents of the Investment Manager as well as the corporation itself).

10. PERMISSIBLE INTERESTS. Trustees, agents and shareholders of the Trust are or may be interested in the Investment Manager (or any successor thereof) as directors, partners, officers, or Members, or otherwise; directors, partners, officers, agents and shareholders of the Investment Manager are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Investment Manager (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust my be effected through affiliates of the Investment Manager if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

11. DURATION, AMENDMENT AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust, provided, however, that if the shareholders of the Trust fail to approve the Agreement as provided herein, the Investment Manager may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act and the rules and regulations thereunder.

No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Trust as prescribed by the Investment Company Act and by vote of a majority of the Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Trustees of the Trust to request and evaluate, and the duty of the Investment Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto.

This Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust on not less than 30 days nor more than 60 days written notice to the Investment Manager, or by the Investment Manager at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 11, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

12. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last addressed furnished by the other party to the party giving notice: if to the Trust, _______________________, Attention: President, and if to the Investment Manager, _______________________, Attention: President.

13. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the [state] and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the [state], or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

A copy of the Certificate of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and are not binding upon any of the Trustees, officers or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

CONSTELLATION INSTITUTIONAL                        TOUCHSTONE ADVISORS, INC.
PORTFOLIOS

By:       _________________                        By:       _________________

Attest:   _________________                        Attest:   _________________

                                                                      APPENDIX B

                                     FORM OF
                        INVESTMENT SUB-ADVISORY AGREEMENT
                     CONSTELLATION INSTITUTIONAL PORTFOLIOS

AGREEMENT made this ___ day of ______, 200_, by and between Touchstone Advisors, Inc. (the "Adviser") and _____________________(the "Sub-Adviser").

         WHEREAS, Constellation Institutional Portfolios, a Delaware business trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Adviser has entered into a Management Agreement (the "Management Agreement") with the Trust, pursuant to which the Adviser acts as investment manager to each series of the Trust; and

         WHEREAS, the Adviser desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of those series of the Trust set forth on Schedule A of this Agreement (each a "Fund" and collectively the "Funds"), and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, the parties hereto agree as follows:

         1. DUTIES OF THE SUB-ADVISER. Subject to supervision by the Adviser and the Trust's Board of Trustees, the Sub-Adviser shall manage those assets of a Fund that the Adviser determines to allocate to the Sub-Adviser (the "Allocated Assets"), including the purchase, retention and disposition of the Allocated Assets, in accordance with each Fund's investment objectives, policies and restrictions as stated in the Fund's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

         (a) The Sub-Adviser shall, subject to the direction of the Adviser, determine from time to time what Allocated Assets will be purchased, retained or sold by the Fund, and what portion of the Allocated Assets will be invested or held uninvested in cash.

         (b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust's Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

         (c) The Sub-Adviser shall determine the Allocated Assets to be purchased or sold by the Fund as provided in subsection (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Fund's Registration Statement (as defined herein) and Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Consistent with any guidelines established by the Adviser or the Board of Trustees of the Trust, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a fund transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- - viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund and other accounts as to which it exercises investment discretion. In addition, to the extent permitted by applicable law, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms.

         (d) The Sub-Adviser shall maintain all books and records with respect to transactions involving the Allocated Assets required by subparagraphs (b)(5),
(6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports and such other information relating to the Fund as the Adviser or Board of Trustees may reasonably request. The Sub-Adviser shall keep the books and records relating to the Allocated Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of a Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Allocated Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

         (e) The Sub-Adviser shall provide each Fund's custodian on each business day with information relating to all transactions concerning the Fund's Allocated Assets and shall provide the Adviser with such information upon request of the Adviser.

         (f) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

         (g) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement.

         (h) The Sub-Adviser shall be responsible for voting all proxies that it receives in relation to the Allocated Assets. The Adviser shall instruct the custodian and other parties providing services to the Fund to promptly forward misdirected proxies to the Sub-Adviser.

         (i) Except as specifically permitted in writing by the Adviser, or as otherwise permitted or required to comply with the requirements of the 1940 Act (including the rules adopted thereunder), the Sub-Adviser shall not consult with any other sub-adviser to the Trust or a Fund concerning the purchase, retention or disposition of Fund Allocated Assets.

Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers or employees.

         2. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to each Fund pursuant to the Management Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement; provided, however, that in connection with its management of the Allocated Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust's Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

         3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

         (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the State of Delaware (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the "Declaration of Trust");

         (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

         (c) Prospectus(es) for each Fund.

         4. COMPENSATION TO THE SUB-ADVISER. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified on Schedule B of this Agreement. The fee will be calculated based on the monthly average net value of the Allocated Assets under the Sub-Adviser's management. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

         5. INDEMNIFICATION. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with the performance of the Sub-Adviser's obligations under this Agreement; provided, however, that the Sub-Adviser' s obligation under this Section 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser's own, or any other sub-adviser's, willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

         6. DURATION AND TERMINATION. This Agreement shall become effective upon its approval by the Trust's Board of Trustees and by the vote of a majority of the outstanding voting securities of each Fund. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to a Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser's agreement with the Trust. As used in this Section 6, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

         7. GOVERNING LAW. This Agreement shall be governed by the internal laws of the [state], without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

         8. SEVERABILITY. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         9. NOTICE. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

         To the Adviser at:          Touchstone Advisors, Inc.
                                     ________________________
                                     ________________________
                                     Attn: President

         To the Sub-Adviser at:      ________________________
                                     ________________________
                                     Attn: President

         10. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

         11. USE OF NAMES.

         (a) The Sub-Adviser hereby agrees to grant a non-exclusive, non-assignable license to the Trust for use of the names "___________" or "__________" in the name of each series of the Trust for which the Sub-Adviser provides investment management services pursuant to this Agreement for so long as the Sub-Adviser continues to provide such services to such series, and such license shall terminate upon termination of this Agreement.

         (b) The Adviser shall not permit the use of the Sub-Adviser's name, investment performance information or other pertinent information regarding the Sub-Adviser in marketing or advertising materials relating to the Fund, the Trust or the Adviser, without the prior written consent of the Sub-Adviser, which consent shall not be unreasonably withheld.

A copy of the Declaration of Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

TOUCHSTONE ADVISORS, INC.                   [SUB-ADVISER]

By:_________________________________        By:________________________________


Name:_______________________________        Name:______________________________


Title:______________________________        Title:_____________________________

                           FORM OF PROXY SOLICITED BY
                                BOARD OF TRUSTEES


TO VOTE BY INTERNET
1) Read the Proxy Statement and have the Proxy card on reverse at hand.
2) Go to [WWW.         .COM.]
         -------------------
3) Follow the on-line instructions.

           (a) To vote by Telephone

1) Read the Proxy Statement and
   have the Proxy card on reverse
   at hand.
2) Call [1-800-      ]
3) Follow the recorded instructions.

           (b) To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on
   the reverse side.
3) Sign, date and return the
   Proxy card in the envelope
   provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD.


                     CONSTELLATION INSTITUTIONAL PORTFOLIOS
                         1205 WESTLAKES DRIVE, SUITE 280
                                BERWYN, PA 19312

999 999 999 999 99
                                       NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
FUND NAME PRINTS HERE                       TO BE HELD ON FEBRUARY 10, 2006

Notice is hereby given that a special meeting of shareholders (the "Meeting") of Constellation Institutional Portfolios (the "Trust") will be held at the office of Constellation Investment Management Company, LP, 1205 Westlakes Drive, Suite 280, Berwyn, Pennsylvania 19312, on February 10, 2006, at 10:00 a.m. (Eastern time).

The purpose of the Meeting is to consider the Proposals set forth on the reverse side and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are shown on the reverse side of the card.

The undersigned, revoking previous proxies, hereby appoints John H. Grady, Jr. and Jocelyn Fulmor or any of them, attorneys (proxy holders) full power of substitution, to vote all shares of [NAME OF FUND] (the "Fund"), a series of the Trust, as indicated above, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof. All powers may be exercised by two of said proxy holders or substitutes voting or acting or, if only one votes and acts, by that proxy holder.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.



                                                  Date: __________________, 200_

                              __________________________________________________
                                  Signature                   Title

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

Please refer to the Proxy Statement discussion for each of these Proposals. If you simply sign the proxy without specifying a vote, your shares will be voted FOR each Proposal in accordance with the recommendation of the Board of Trustees. As to any other matter, said proxy holders shall vote in accordance with the views of management.

The Board of Trustees recommends a vote FOR each Proposal.

                   PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X
                                        PLEASE DO NOT USE FINE POINT PENS.

                                                                                      FOR       AGAINST     ABSTAIN
Proposal 1.      To approve a new investment management agreement between the          0           0           0
                 Trust and Touchstone Advisors, Inc.

Proposal 2(a).   To approve a new sub-advisory agreement between Touchstone            0           0           0
                 Advisors, Inc. and Sands Capital Management, LLC for CIP Sands
                 Capital Institutional Growth Portfolio

Proposal 2(b).   To approve a new sub-advisory agreement between Touchstone            0           0           0
                 Advisors, Inc. and JS Asset Management, LLC for CIP JSAM Large
                 Cap Value Portfolio

Proposal 2(c).   To approve a new sub-advisory agreement between Touchstone            0           0           0
                 Advisors, Inc. and JS Asset Management, LLC for CIP JSAM Value
                 Portfolio

                                                                                         FOR             WITHHOLD
Proposal 3.      To elect a Board of Trustees, as follows: Phillip R. Cox,                0                 0
                 Donald C. Siekmann, Robert E. Stautberg and Jill T. McGruder

                 (INSTRUCTION: To withhold authority to vote for any individual
                 Nominee(s), write the names of the Nominee(s) on the line below:)

                 ___________________________________________________


             PLEASE SIGN, DATE, AND RETURN IN THE ENCLOSED ENVELOPE.



                                        3